PPC Investor Day  September 20, 2017 Pilgrim’s Pride Corporation (NASDAQ: PPC)

2 CAUTIONARY NOTES AND FORWARD-LOOKING STATEMENTS  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Shared on 9/20/17

3 AGENDA: MANAGEMENT PRESENTATIONS • 10:30-10:45 Welcome and Opening Remarks – Bill Lovette • 10:45-11:15 U.S. – Jayson Penn • 11:15-11:45 Mexico – Charles VonDerHeyde • 11:45-12:15 Moy Park – Janet McCollum • 12:15-12:20 Grains & Feed – Joe Waldbusser • 12:20-1:00 LUNCH BREAK • 1:00-1:30 On-line Strategy & Marketing – Laston Charriez • 1:30-2:00 Financials – Fabio Sandri • 2:00-2:10 Safety, People & Environment – Eduardo Noronha • 2:10-3:00 Q&A/Wrap-up – Bill Lovette & Management Shared on 9/20/17

BILL LOVETTE

5 Shared on 9/20/17 PILGRIM’S PROGRESS ON DELIVERING OUR VISION TO BE THE BEST THROUGH OPERATIONAL EXCELLENCE & ACQUISITIONS Closing GAPS Expanding TARGET U.S. Focus

JAYSON PENN

7 HIGHLIGHTS OF OUR BUSINESS Shared on 9/20/17 Leading U.S. chicken producer with differentiated portfolio and diverse geography Balanced portfolio of fresh, prepared and value-added chicken products Broad, differentiated products to meet retail and foodservice customer demand growth Competitive operational advantage in mix and efficiencies Continuous operational improvement – both mix and cost SG&A benchmark in the industry Zero-Based Budgeting resulting in accountability and disciplined management Poultry industry in balance with demand Chicken is the fastest growing protein both in U.S. and abroad Affordable and convenient product to consumers Supply growing in-line with Demand Favorable supply of key input (feed)

8 OUR VISION AND STRATEGY Shared on 9/20/17

9 OUR VISION AND STRATEGY Shared on 9/20/17

10 STRENGTHENING OUR TEAM Shared on 9/20/17 1,000 Applicants 146 Hires 70% Return Rate 8 MBAs with at least 10 years of leadership experience 82 hourly team members graduated and promoted to front line supervisors 65 Hires

11 DEVELOPING OUR PEOPLE Shared on 9/20/17 People FIRST MBA Programs Way of Leading Elective Learning Program LEADERSHIP 100K HRS People Safety Food Safety/HACCP/ Animal Welfare Technical Training Summit BUSINESS KNOWLEDGE 157K HRS Zero-Based Budgeting Daily Work Routine Root Cause Analysis Checklist to Achieve Goal PDCA/SDCA METHOD 102K HRS In 2016, we invested more than 350K hours in team training.

12 OUR VISION AND STRATEGY Shared on 9/20/17

13 Source: Watt Poultry USA March 2017, PPC A U.S. MARKET SHARE LEADER IN READY-TO-COOK POUNDS Shared on 9/20/17 NEARLY CHICKENS IN THE U.S. COMES FROM

Our U.S. Footprint & Business Units


Unique portfolio of diverse, complementary business models


LOCATIONS

8+ LBS
LARGE

6-7 LBS
RETAIL

4-5 LBS
SMALL

BUSINESS UNITS

CASE READY
SMALL BRID
BIG BIRD/COMMERCIAL
PREPARED FOODS
FRESH FOODSERVICE
PROTEIN CONVERSION
GNP

26 FEED MILLS

31 PROCESSING PLANTS
- 4 PROTEIN CONVERSION
- 4 PET FOOD

33 HATCHERIES

~32K TEAM MEMBERS

~33M BIRDS PER WEEK

9+B LBS PER YEAR

Pilgrim's
Shared on 9/20/17
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15 HOW Fresh Group P&L Case Ready BU P&L Big Bird BU P&L Small Bird BU P&L Fresh Foodservice BU P&L Plant Sales Manager Plant Operations Manager Plant Sales Manager Plant Operations Manager Plant Sales Manager Plant Operations Manager Plant Sales Manager Plant Operations Manager Combined Plant P&L • Understanding of Customer/ Segment • Ownership of bottom line at plant level • Management of Mix at Plant Level • Shared KPIs on Sales and Operations • Success for Sales & Operations: PROFITABILITY CULTURE AND CONFIGURATION: DRIVE OWNERSHIP & ACCOUNTABILITY DEEPER INTO THE BUSINESS Shared on 9/20/17

16 CULTURE, CONFIGURATION, CAPABILITIES AT WORK Shared on 9/20/17 UNDERSTANDING of the market (customers/consumers) • Emerging opportunities • Competitors’ moves • Fact-based decisions ABILITY to attract/satisfy/delight valuable customers • Builds (creates) leading value • Develops & cultivates loyalty • Leverages competitive advantages CULTURE CONFIGURATION CAPABILITIES Ownership Accountability External Focused Coherent Structure, Processes & Systems Adaptability Market Insight/Intelligence Market Relationships Strategy Tracking Superior Drives  Customer retention and loyalty  Team member engagement and satisfaction  Premium market prices  Market share growth  Increased demand for our company and brands RESULTS DELIVERS

17 OUR BROAD PORTFOLIO DELIVERS COMMODITY UPSIDE AND MARKET DOWNSIDE PROTECTION Shared on 9/20/17  8+ Lbs. Live Weight Commodity Price Correlation  Foodservice/Industrial  6 Lbs. Live Weight  Program Pricing Retail/Consumer Brands  4 Lbs. Live Weight Contract Pricing  Foodservice/Deli  Partially Fried/Fully Cooked  List Pricing  Foodservice/Retail/Deli

18 B R A N D S OUR BRANDS & PRODUCTION MIX: EXPANDING MARKETS Shared on 9/20/17 M I X * * YE2016, U.S. only • Recent acquisitions expand our ability to deliver against underserved consumers, surprise and delight • Brands can gain share via differentiation, especially against Millennials

Diverse Channel Mix Drives Value to Key Customers; Addresses Multiple Consumer Needs

Unique portfolio of diverse, complementary business models



FOODSERVICE

50%



- Cut-up Parts
- Boneless Skinless
- Wings
- Whole Chickens



- Par-fried, Breaded
  - Breasts/Other Boneless
  - Wings/Other Bone-In



- Fully Cooked
  - Breaded
  - Glazed
  - Roasted



- Fully Cooked
  - Pulled & Diced Strips
  - Fajita Strips
  - Chicken Salads


I want
VALUE, HEALTH
& CONVENIENCE

RETAIL & DELI

50%



- Whole Chicken
- Cut-up Parts
- Boneless Skinless
- Raw Value-Added



- Individually Frozen & Fresh
  - Boneless Skinless Breasts, Tenders, Thighs
  - Bone-in Parts
  - Burgers



- Fully Cooked Frozen
  - Breaded, Glazed & Roasted
  - Par-fried Breaded
  - Sausages & Meatballs



- Rotisserie Chickens
- 8-piece Cut-up
- Breaded, Roasted & Glazed
- Patties

MORE ← **PREP TIME, WORK, LABOR** → **LESS**

Pilgrim's

Shared on 9/20/17

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20 OUR VISION AND STRATEGY Shared on 9/20/17

21 OUR KEY CUSTOMER STRATEGY DRIVES GROWTH AND LOYALTY – TOTAL BUSINESS Shared on 9/20/17 2011 2012 2013 2014 2015 2016 2017

Delivering Higher Order Attributes to Meet Growing Consumer Needs

NO ANTIBIOTICS EVER

Grew **11%** and **14%** in dollars and volume vs. conventional at -4% and 1.9%, respectively.

2nd highest sales growth claim (28.7%), after organic (44%)

76% of retailers report success with converting shoppers

61% of consumers willing to pay 5 cents/lb. more, **37%** $1/lb. more

USDA ORGANIC

Organic Claims #1 CAGR over Past 5 Years

(Compounded Annual Growth Rate)

>30%
CAGR $ Growth

23%
CAGR Volume Growth

American Humane CERTIFIED

92.6% of consumers find it very important to purchase humanely raised meats.

American Humane Certified has **highest brand awareness** of certifiers; almost 50% perceive it to be the best

On average, consumers willing to pay **5.7% more** for meats products that are humane certified; Millennials **6.5% more**

SOURCES: 2016 & 2017 Power of Meat, 2012 & 2016 Consumer Reports Surveys, 2016 National Chicken Council U.S. Chicken Consumption Report, MeatingPlace: 2014 Humane Heartland Farm Animal Welfare Survey, American Humane Association, November 2014; 2016 Animal Welfare Research/Qualtrics

Pilgrim's

Shared on 9/20/17

22

23 LEADING U.S. CERTIFIED ORGANIC CHICKEN SUPPLIER • Controlled Atmosphere Gas Stunning • Automated White Meat Deboning • Automated Dark Meat Deboning • Higher Order Attributes Shared on 9/20/17

24 INTEGRATING THE GOLD’N PLUMP BUSINESS UNIT Shared on 9/20/17 Cold Spring Plant Arcadia Plant Luverne Plant Arcadia Hatchery Arcadia Feed Mill and Elevator Gold’n Plump Barn owned by a Family Farm Partner ARCADIA PROCESSING PLANT Cold Spring Plant Arcadia Plant Luverne Plant Arcadia Hatchery Arcadia Feed Mill and Elevator Gold’n Plump Barn owned by a Family Farm Partner LUVERNE VALUE-ADDED PROCESSING PLANT LUVERNE VALUE-ADDED PLANT COLD SPRING PROCESSING PLANT ARCADIA PROCESSING PLANT Expanded Geography Differentiated Brands  Fresh and Frozen  Multiple Channels  Medium-size Bird for Retail Tray Pack  Small-Bird Strategy for Deli & Foodservice  Vertically Integrated, State-of-the-Art  Operationally Flexible  Plants: • 2 Primary Processing • 1 Further Processing  2 Hatcheries, 2 Feed Mills Expected Synergies of $30M

25 OUR VISION AND STRATEGY Shared on 9/20/17

26 OUR METHODS TO ACHIEVE OPERATIONAL EXCELLENCE Shared on 9/20/17 • The “ZBB” for Labor (~ 55%-60% of Plant Cost) • 16 Full-time Industrial Engineers • Workload Analysis/Each Position • Create Perfect Staffing /Crewing • Daily Labor Performance Calculations • Tracking / Accountability Reports • Called “ZBB” • ALL expenses justified for each new period • Starts from a ZERO base • Built around what’s NEEDED • Analyzes EVERY function • Optimizes COSTS not just revenue COST/EFFICIENCY IMPROVEMENT FEWER POSITIONS DUE TO PERFECT STAFFING

27 INDUSTRY FACTORS Shared on 9/20/17

28 DEMAND: DEMOGRAPHICS & ECONOMY Shared on 9/20/17 +4.1% Projected pop. growth 52% Millennials & Younger United States: 2015 vs. 2020 43% Non- caucasian +16.5 Growth +10% Growth Sources: BLS, Census Bureau, FRED 59.62% 13.21% 1.25% 5.46% 0.23% 2.57% 17.66% Race Percentages (2015) White Black 39.89% 14.32% 1.35% 9.35% 0.29% 6.24% 28.56% Race Percentages (2060) Race Percentages (2015) White Black Race Percentages (2060) • Total population growth expected at 0.8% per year. • US population is changing as Millennials and younger, Hispanics and Asians become a larger share of the total. • All three also spend more on poultry as a portion of their protein expenditure. 41% 39% 41% 46% 41% 42% 44% 40% 26% 26% 28% 26% 30% 32% 31% 33% 33% 34% 32% 28% 29% 26% 25% 28% 0% 50% 100% Under 25 25-34 35-44 45-54 55-64 65 and older 65-74 75 and older Protein Expenditures by Age Beef Pork Chicken 33.7% 27.8% $244 $175 $177 $170 $100 $150 $200 $250 $300 Hispanic Asian African American Caucasion/Others Annual Retail Dollars Spent on Chicken (per HH) 60% 57% 55% 53% 51% 18% 19% 20% 22% 23% 13% 13% 13% 14% 14% 5% 6% 6% 7% 7% 3% 3% 3% 4% 4% 1% 1% 1% 1% 1% 0% 50% 100% 2015 2020 2025 2030 2035 US Population by % Caucasion Hispanic African American Asian Two or More Races AIAN NHPI

29 U.S. PER CAPITA CHICKEN CONSUMPTION CONTINUES TO RISE Annual Pounds-Per-Person Chicken Consumption: 1960 to 2017 Projected Shared on 9/20/17 Source: USDA Last updated August 2017  Due to growth in retail and foodservice Millennials, Gen Z AND people (40-69) are consuming more chicken than consumers of the same age range 30 years ago  Chicken preferred for health/sustainable attributes - 10 20 30 40 50 60 70 80 90 100 91.3 57.9 17.0 15.5 50.9

30 DEMAND: DOMESTIC 45 65 85 105 Broiler Consumption Per Capita vs. Wholesale Price Consumption/Capita (Lbs.) Wholesale Composite Price (Cts/Lb.) Sources: USDA, IRI, NPD • Despite the upward trend of wholesale composite price broiler consumption per capita continues to grow. • Fresh chicken sales at retail shows a five year average dollar growth of 6.4% as demand remains strong. • Chicken in foodservice has grown over the last 12 months even as traffic has stagnated. 60,000 60,500 61,000 61,500 62,000 62,500 10,000 10,500 11,000 11,500 YE Aug'14 YE Aug'15 YE Aug'16 YE Aug'17 Tra ff ic (000) Se rv in gs (000) Servings vs. Traffic Chicken Servings Traffic 6.4% 8.4% 8.3% 4.7% 4.2% 2.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2012 2013 2014 2015 2016 2017 YTD Retail Fresh Chicken: YOY Dollar Sales Growth Shared on 9/20/17

31 DEMAND: EXPORTS • US exports are becoming increasingly less reliant on the top export partners. • Despite an 8.6% YTD decrease in Mexico, US exports are up 3.7% for 2017 YTD. • USDA expects export volumes to increase in 2018 by 3.2%. Source: USDA, EMI Analytics 3.7% -8.6% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 2017 YTD Changes US Total Mexico [CATEGOR Y NAME] [PERCENT AGE] China 14% Mexico 9% Canada 4% Lithuania 4% Cuba 4% Ukraine 3% Angola 3% Iraq 3% Turkey 2% Others 22% 2007 Mexico 20% China 9% Cuba 7% Angola 6% Canada 5% Guatemala 4% Philippines 3% South Africa 3% Kazakhstan 3% Chile 3% Others 37% 2017 YTD Shared on 9/20/17

32 CONTINUED SUPPLY GROWTH IN LINE WITH DEMAND Source: USDA • Industry has consistently grown since 2012. • 2012-2016 growth largely driven by a consistent increase in live weights. Shared on 9/20/17 Annual U.S. Chicken Produced (RTC Pounds) YOY Live Weight Change

33 1,250,000 1,300,000 1,200,000 1,250,000 2,000,000 1,250,000 160,545,444 168,795,444 160,000,000 161,000,000 162,000,000 163,000,000 164,000,000 165,000,000 166,000,000 167,000,000 168,000,000 169,000,000 170,000,000 He a d p e r W e e k Production Expectations SUPPLY: CURRENT PRODUCTION • Through 2019 we see a 5.1% increase in capacity through new plants; 6.3% increase in live pounds. • Average yearly population growth is estimated at 0.8%. • Three year average growth of consumption per capita is at 2.7%. • Export demand is up 3.7% YTD in 2017; expected to increase 3.2% in 2018. Source: MeatingPlace, USDA Shared on 9/20/17

34 GLOBAL PROTEIN TRENDS Meat Consumption Forecast 14.3 15.1 16.4 17.3 18.1 19.9 20.0 20.7 22.8 22.1 23.4 25.2 25.0 26.0 27.0 27.0 28.3 29.4 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E (MT in millions) Global Protein Exports Source: FAO – OECD, USDA: data comprised of beef, pork, poultry and turkey available August 2017 81% 229 312 354 +13% 68 113 132 91 117 128 11 14 18 59 68 76 2001 Avg. 14-16 2026 Poultry Pork Lamb Beef (Million tons) Developed 21% Emerging 79% Shared on 9/20/17 Expected Increase in Meat Demand by Country Groups Between 2017 - 2026

35 U.S. INDUSTRY TRENDS REMAIN POSITIVE – KEY TAKEAWAYS Source: PPC Chicken industry growing in balance with demand Export market portfolio has greatly improved, creating more stable export platform SUPPLY Record global corn and soybean crops have created a global surplus, reducing input costs 2017 chicken demand and consumption increasing across foodservice and retail 91 LBS Shared on 9/20/17

CHARLES VONDERHEYDE

PILGRIM’S MEXICO NY - SEP 20th, 2017 Charles VonDer Heyde

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 38

Alimentos procesados Market 27.2% 22.0% 10.5% 10.2% 9.2% 7.8% 5.9% 3.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Chilled processed Frozen processed Canned Food Animal Feed Confectionery Others Seeds, Oils & Fat Dairy Meats Bakery Tortillas $ 130 BUSD MXP18.5/USD Estimated $ 28.6 BUSD 37% 36% 16% 4% 4% 3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Supermarket Special Value Added Cuts Live Wog $ 6.3 BUSD 24.0% 48.0% 50.0% 22.0% 24.0% 29.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Volume Value Others Pork Chicken Beef Total Market Value TOTAL FOOD INDUSTRY MEAT INDUSTRY CHICKEN INDUSTRY Value 39

SAGARPA : USDA SAGARPA : USDA • Chicken protein is recognized as the most healthy meat. • Most affordable. • Variety to prepare finished food. Market Protein Consumption in Mexico Mexico Per capita Consumption Chicken 4.0 49% 32.1 41.4 15.1 Pork 2.2 27% 18.0 23.1 15.9 Beef 1.7 21% 14.1 26.3 9.9 Others 0.2 3% 1.0 7.7 1.1 8.2 100% 65.2 98.5 42.0 Consumption Million Tons Share GLOBAL Per capita Consumpti USA Per capita Consumption Kilograms 40

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 41

Pilgrim’s in México +8 Million Weekly 6 Processing Plant 2 Value Added Plant 34 Distribution Centers Employees +10,500 26% Market Share Alimentos procesados Pilgrim’s Mexico Leading Poultry Producer SALES Fresh 95% VA 5% 42

Pilgrim’s México facilities Processing Plants Distribution Centers Alimentos procesados Pilgrim’s Mexico Future DC North Complex Center Complex South Complex 43

Cadena de Valor Processed Chicken Processed Chicken Live Chicken Feed Mill Distribution Center Egg Breeders Chicken Hatcheries Chick Farms Live Chicken Processing Plants Fresh/VA Processed Chicken Customers Customers Customers Egg Grand Parents Value Chain Alimentos procesados Pilgrim’s Mexico From Farm to the table! 44

Portfolio IQF: Individually Quick Frozen Live Wog Tray Pack IQF Ready to cook Fully Cooked Alimentos procesados Pilgrim’s Mexico 45

Customers & Channels LIVE CHICKEN WHOLESALERS RETAIL Channels Alimentos procesados Pilgrim’s Mexico QSR 46

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 47

Alimentos procesados Pilgrim’s Mexico 1)- Greater profitability of the industry in a sustainable way 3)- Enhance brand's portfolio value (brand equity) 2)- Increase market share Business Objectives 2016/2020 48

+ Strong Culture based on our People Our Philosophy (Mission, Vision, Values) + Culture Deployment Internal communication system + Continue Training and Talent Development Pilgrim’s University + Innovation New product development/R&D center + Governance compliance Strong internal and external audit Our Platform To DO BUSINESS Alimentos procesados Pilgrim’s México 49

Alimentos procesados Pilgrim’s University Training for your future 50

Alimentos procesados Objective A development strategy for all that holds the efficient execution of our management system and goals accomplishment. UP is an integral development system directed to all levels to strengthen people development and accomplish results, based on Company Leadership skills and Values. “We strongly believe that success is achieved through transcendence of the individuals.” Pilgrim’s University Objectives Alimentos procesados Pilgrim’s University 51

Alimentos procesados 3 DEGREES 1 POSTGRADUATE 9 STANDARD COURSES 8 OPTIONAL SUBJECTS Alimentos procesados Educational Offer Companies greatness stands in the size of their Leaders 52

7738 USERS EDUCATION WITH HUMAN VALUE + 45,000 TRAINING HOURS 53

Alimentos procesados PP Mex Strategy 1) People – Best people at the right position – Constant training – Empowerment 2) Process – Government and customers approvals/certifications. – Internal cross audit QA & FS Strategy 3) Objectives – Guarantee best and optimal quality. – Assure perfect quality with zero risk – Anticipate market changes/trends. 54

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 55

Alimentos procesados Fresh BU Fresh Business Unit – Strategy Biosecurity Decentralized Structure Empowerment Development and talent retention Diversified Distribution Portfolio of Products Innovation and Renovation 1- Greater profitability of the industry in a sustainable way 2- Increase market share 3- Increase the value of portfolio brands Fresh BU strategy has been supported by 6 KEY Pillars 56

Alimentos procesados Fresh BU Historically, efforts were focused only on Business to Business Currently, efforts are evolving to focus on Business to Consumer & Shopper Strategy Strategy Evolution 57

Alimentos procesados PP Mex Strategy Where we want to compete? Branded Products We want to Increase our participation in Modern Channel with branded products that allow us to have more stable profitability and at the same time to develop our brands. Commodity Products Spot Market Modern Channel + Retail & clubs + Foodservice + QSR’s + Rotisserie Chain - Live Sales - Wholesaler 58

Portfolio Evolution Live Wog Wog Tray Pack IQF Alimentos procesados Pilgrim’s Mexico Fresh BU mainly focused on commodities Innovation focused on Customer & Consumer knowledge 59

Alimentos procesados Product Innovation Fresh BU New Pack Image New thermoformed pack NATURAL LOW FAT MARINATED NEW MARINATED 8 Flavors 60

Alimentos procesados Products Innovation Fresh BU New IQF line No Antibiotic Ever Line 1.5k BAG 700g BAG 5k BOX Feed with vegetable grains 61

Customer Evolution Alimentos procesados Pilgrim’s Mexico Basic Products - Commodities Public Markets Public Markets + Retail + QSR’s + Direct Sales 62

Brand Presence at POS Alimentos procesados Pilgrim’s Mexico 63

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 64

One Pager Strategy To be the number one choice for poultry value added products at each distribution channel and market segment. Winning aspiration Poultry ready to cook and ready to eat products. Providing the best value equation and differentiation to every market segment. Cost efficiency and innovation will allow us to outperform competition. Understanding Consumers Building strong brands Innovating : Research & Development Leveraging Company Scale Strategic alliances with customers and suppliers Ownership for each Market Segment, Brands and Channels. Monthly Business Reviews VOLUME GROWTH AND EBITDA TARGETS Management Systems Required How to Win Where to play Core Capabilities Value Added Business Unit 65

Alimentos procesados Pilgrim’s Mexico Value Added BU Value Added 20,000 Tons/Year 90% growth over 2016 ($mxp) Premium We inspire you to give the best choice for your loved ones To provide the best food (flavor + Nutrition) to connect people. Value 60% VOLUME / 40% VALUE Best equation taste/price 40% VOLUME / 60% VALUE Best sensory experience of the category Expected 2017 Purpose Essence Expected to grow 35% in 2018 ($mxp) 66

Alimentos procesados A short but successful story VA BU • VA Business Unit was born on June 15th 2016. • During 2016, we launched more than 30 new products in different channels; wholesale, retail and club stores. • Our portfolio grew from 30 to 60 SKU’s and Net sales increased 23%. • Pilgrim’s VA Brand was launched with a multichannel advertising campaign starting November 2016 and ending May 2017. 67

68

69

The BLUE WAVE keeps expanding 70

And the orange one too. 71

Alimentos procesados Market Segments : Frozen Chicken Where to Play Ready to Cook Ready to Eat *$ : Value to client or distributor At least 30,000 Tons 90 USD Million At least 25,000 Tons 160 USD Million MDM Breast / Soy Filled Breast Pieces / Formed Ready Meals PRE M IU M V A LU E 72

Alimentos procesados The Playing Field of every brand Where to Play Ready to Cook Ready to Eat MDM Breast / Soy Filled Breast Pieces / Formed Ready Meals RANCHO DORADO READY MEALS BRAND 73

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 74

Research & Development IDEA CENTER INTRODUCTION 75

Alimentos procesados Operations How We Do It External Suppliers QA Production Sales Marketing Customer Accounting Supply Chain R & D 76

Alimentos procesados Operations Our Process Decision filters definition A STAGE-GATE methodology” methodology helps us to evaluate business opportunities. “ 1 IDEATION 2 UNDERSTANDING THE OPPORTUNITY 3 CONCEPT DEFINITION 4 PRODUCT DEVELOPMENT 5 LAUNCHING DEVELOPMENT 6 LAUNCHING AND KPI´s CHECK Successful and innovative products on the market 77

Alimentos procesados Operations Our Process Red Box & AGA mkt R&D Suppliers Packaging Product Universities - Retailers - Wholesaler - QSR M K T RESEARCH WORKSHOPS CONTESTS COBRANDINGS 1. Brief 2. Ideation Session 3. Pool Ideas 4. First Filter 5. Economic validation and feasibility CONCEPTS 6. ENTER TO NEW PRODUCT DEVELOPMENT PROCESS IDEATION 78

+ Chicken Market - Food Market Value - Chicken Industry - Protein consumption + Pilgrim’s in Mexico - Main Data - Where we are - Chain Value - Products Portfolio - Market coverage - Main Customers + Business Objectives - Main business obj. - Our Philosophy - Our platform - Pilgrim’s University - Quality System + Fresh BU - Fresh Products + Value Added BU - VA Products + IDEA Center + New Project - Veracruz Agenda 79

Alimentos procesados Operations VERACRUZ PROJECT Current Capacity: - Feed Mill (3,500 MT/Week) - Hatchery (650,000 Chicks/W) - 10- Broiler Farms (390,000 Chickens/W) 2018 Capacity Increase: - Feed Mill (+3,500 MT/Week) - Hatchery (+650,000 Chicks/W) - 11- Broiler Farms (+410,000 Chickens/W) - Future opportunity to build Processing Plant 80

Thank You

JANET MCCOLLUM

Introduction to Moy Park September 20th 2017 Shared on 9/20/17

Moy Park at a glance

Overview

- **Top 10 UK food company**
  - 2016A full year revenue of c£1.4bn and Adjusted EBITDA of c£133m
- **Fully vertically integrated** poultry producer
  - 800+ farmers and 5.7m birds processed per week (30%[1] of UK production)
  - 13 processing plants across UK and Europe
- **Highly regarded and innovative manufacturer** of convenience food products
  - Supplies all major UK supermarkets and major European Quick Service Restaurant operators
- **European headquarters in Craigavon, Northern Ireland** and more than 12,000 employees

Product mix (% 2016A Revenues)


Prepared Foods 48%
Total 2016A revenue: c£1.4bn
Fresh & Added Value Poultry 52%

Channel mix (% 2016A Revenues)


Other 9%
QSR / Foodservice 32%
Total 2016A revenue: c£1.4bn
Retail 59%

1. Poultry volume produced based on DEFRA calculations using egg placings and average mortality rates. Moy Park production in May 2017 of 5.7m birds per week. Total Average UK production from January to March 2017 of 19.1m birds per week

Shared on 9/20/17

84

Primary fresh and fresh added-value Multi-protein & meat free Ready-to-eat Coated Comprehensive product offering centred on poultry, convenience and meat free products Our products 85

Present across all key UK retail poultry categories

	Product category	Product images	Moy Park retail market shares (2017F)	Core Consumption Occasions
Agri-fresh	Fresh primary £1.55bn		26%	Healthy mid week meals
Agri-fresh	Fresh added value (primary added value, RTC, BBQ, rotisserie) £497m		34%	Seasonal, mid week treat, weekend entertaining
Convenience	Fresh coated £283m		51%	Mid week convenient meal
Convenience	Frozen coated £365m		11%	Family easy weekday teatime
Convenience	Ready to eat £385m		40%	Lunchtime, snacking

Market sizes from Kantar Worldpanel 52 weeks to 13th August 2017. Data relates to size of retail market, and calculated on retail price sales
Note: share of Fresh primary is 26% v share of UK production @ 30%. Balance is sold through higher shares in added value and prepared foods channels, and in food service; note that 26% share includes recent business gains during July/August. Full year share in Fresh primary = 24%

86

Primary fresh Ready-to-eat Convenience & meat free UK & Ireland (75% of 2016A revenues) Continental Europe (25% of 2016A revenues) Retail Foodservice Other¹ 8% 92% Retail Foodservice Coated 76% 13% 11% 1. Other channel includes sales to agricultural customers and sales of poultry on the international traded market Note: Percentage of 2016A revenues CUSTOMERS PRODUCTS CHANNEL MIX Our businesses today Shared on 9/20/17 87

VISION REVENUE & MARKET SHARE NEW BUSINESS & INTERNATIONAL FOODS EFFECTIVE EFFICIENT & SAFE ORGANISATION HIGH PERFORMING PEOPLE & TEAMS PROFITABILITY & CASHFLOW Become the best and most respected company in our industry, creating the opportunity of a better future for our team members Be a leading and highly regarded European food company Provide fresh high quality locally farmed poultry Provide complementary convenience food products and brands to customers and consumers Be the most safe, effective and efficient organisation of our kind in the industry Our strategy: Focus Together Shared on 9/20/17 88

2 Trusted, long-term partner to leading European food retailers and foodservice customers 3 Attractive structural growth dynamics in a market of critical importance to customers and consumers 4 Fully integrated, well invested poultry production platform delivering industry leading technical excellence and food safety standards 5 Track record of strong and sustained earnings growth Leading presence in fresh poultry and convenience segments, underpinned by strong innovation capabilities 1 Top quartile profit growth opportunity through ongoing commercial and operational improvements 6 Moy Park key highlights 89

UK Produced 72% Imported 28% Critical category for retailers  Strong health and wellness credentials  Focus on provenance and British origin  Rapid convenience segment growth 72% of poultry produced in the UK Source: Protein purchase volumes Kantar WorldPanel, 52 weeks to 18th June 2017. Import data per DEFRA, IHS Maritime & Trade – Global Trade Atlas, HMRC, AHDB – all via AHDB Poultry Pocketbook 2017 …with consistent long-term growth  Favourable demographics  Core, sizeable, growing food category  Frequently consumed affordable staple protein (Historical fresh protein retail sales volume, ‘000 t) Last 3 years CAGR M ost popular prot ein i n t he UK… 51% Fresh Pork: (2.9%) Fresh Poultry: 4.5% Poultry accounts for over half of all meat sold in the UK by volume – more than beef, pork and lamb combined 464 475 500 529 268 268 270 276 173 169 165 159 150 200 250 300 350 400 450 500 550 52 w/e 22 Jun 14 52 w/e 21 Jun 15 52 w/e 19 Jun 16 52 w/e 18 Jun 17 Fresh Beef: 1.0% Attractive structural market dynamics 1 90

77% 75% 31% 25% 25% Chicken Fish Beef Lamb Pork Long term interest in health is soaring with chicken perceived as the healthiest fresh protein, and consumers caring more about provenance than any other food and drink category “In general, what types of protein do you consider to be healthy?” Source: YouGov SixthSense Meat and Poultry Survey (17th- 24th February 2017) Note: Based on 1,256 nationally representative UK adults Neither Unimportant / very unimportant Source: YouGov SixthSense Food Provenance Survey (11-19 June 2012) Note: Based 1,256 Nationally Representative UK Adults 58% 56% 56% 53% 52% 48% 49% 47% 47% 41% 40% 37% 27% 26% 25% 24% 29% 33% 34% 30% 34% 35% 38% 39% 41% 31% 48% 39% 12% 11% 12% 13% 13% 13% 14% 14% 14% 15% 16% 14% 20% 21% 6% 8% 3% 2% 2% 8% 3% 3% 2% 4% 3% 18% 5% 14% Poultry Eggs Vegetables Milk Potatoes Bakery Jams Very important / important Don’t know Significance of food provenance by category Consumers demand healthier products with clear provenance 1 91

2

Leading presence in UK fresh poultry…

One of the leading poultry producers in the UK and more than twice the size of the next largest competitor… consistently growing market share

UK poultry by volume produced[1] (2017)



Others
D
C
B
A
Moy park
30%

Growth in Moy Park market share



Moy Park production capacity
(m birds per week)
4.5m
26%
5.7m
30%
2014A
2017F

1. Poultry volume produced based on DEFRA calculations using egg placings and average mortality rates. Moy Park production in May 2017 = 5.7m birds per week. Total Average UK production across January – March 2017 = 19.1m birds per week

Note: A,B,C,D refer to competitors

Source: Management estimates in conjunction with DEFRA calculations using egg placings and average mortality rates

92

51% Other 49% Chilled ready-to-eat Chilled fresh coated Market growth (2013-17 CAGR) +6.9% +2.2% Market value (€bn) 1. Specific Global Data category used is “fast food”, which is synonymous with QSR. Source: Global Data, July 2017 UK QSR market¹ Market growth (2013-17 CAGR) Market value (€bn) Market growth (2013-17 CAGR) 11.9 2017 Moy Park has leading market positions in higher growth convenience food categories. Increasing penetration of the fast-growing foodservice channel in France and the UK provides further growth upside French QSR Market¹ +4.2% +6.0% 40% Other 60% Market growth (2013-17 CAGR) Source: Management Estimates in conjunction with Kantar WorldPanel (13A & 17A). 2013 refers to 52 weeks to 23rd June 2013. 2017 refers to 52 weeks to 18th June 2017. For context, UK grocery CAGR for the same period was 1.1% (Kantar WorldPanel) 17.9 2017 UK retail Foodservice … with clear leadership in convenience segments 2 93

26 75 2011A 2017A Consumer insights capabilities support innovation and food development, helping deliver a large variety of new products for all different meal occasions over the last 10 years and further supported by our embedded chefs Food Development Innovation & Insight Headcount c50 new employees Roast in bag Embedded Chefs Gluten free Omega 3 Rotisserie Chicken Insight and innovation capability drives further customer engagement 2 94

Innovation drivers • Market and consumer needs are evolving • Retailers are looking for differentiation • Need to differentiate ourselves from competitors • Consumer are looking for products that meet their changing needs • Process innovation to enhance efficiency Overall market trends Rise of convenience food New shopping habits Increased connectivity Disruptive business models Changing population Evolving health perception Innovation is key to Moy Park 2 95

Trusted, long-term partner to leading European food retailers and foodservice customers Retail 59% QSR / Foodservice 32% Other 9% Total 2016A revenue: c£1.4bn Key customers R e ta il F o o d s e rv ic e Moy Park has long standing relationships with its retail and foodservice partners who trust us to protect their own brands through quality, food safety, innovation and service 2016A customer split 2016A channel Split Top 5 retail customers 46% Top 3 foodservice customers 24% Other customers 30% Total 2016A revenue: c£1.4bn 3 96

Risk management Feed Ingredients Packaging Meat Commodity Pricing Models Residual Risk to be Fixed Price 7% Customer Rolling Cost Models 46% of raw material spend is covered by pricing models that enable cost movements to be passed through 46% cost passed throug h Customer models are utilised extensively to minimise volatility to profitability as a result of input price fluctuations – Moy Park commodity expertise is shared extensively with customer base to help decision making as appropriate – All procurement teams regularly provide commercial support with customer meetings and commodity updates Residual risk is managed via forward cover on physical contracts or frame agreements – Futures and derivatives are not used, although knowledge exists – Market view and internal risk appetite are used to define cover policy – Changes to cover policy on feed are signed off by Supply Chain Director and CEO Approach 3 97

4

Fully integrated, well invested poultry production platform

Poultry production platform


Moy park
Grandparent Rear
Grandparent Lay
Parent Hatchery
Parent Rear
Parent Lay
Broiler Hatchery
Broiler Farms
Feed Mills
4 Fresh Poultry Processing Sites
9 Added-Value Processing Sites

Key benefits for customers

- Fully integrated poultry supply chain – that delivers traceability, quality, efficiency
- 50 year partnership with Aviagen

- Excellence in bio-security and food safety
- Farming, nutritional and veterinary partnerships
- Data driven insights and decision making

- Industry Leading animal welfare and sustainability
- Modern and well invested farm estate

- Investment in processes and technology to ensure strong service levels

- Supply chain and operational excellence delivering sustained improvements in health and safety, quality and efficiency

- Consumer and customer insight delivering optimised range
- Innovation and Food Development


Breeding
29 months
Hatchery
3 Weeks
Farm
5 Weeks
Factory
12-24 Hrs
Distribution centre
12-24 Hrs
Stores
12-24 Hrs

Note: All numerical values including # weeks and # eggs represent average expectations.

Moy park

Pilgrim's

98

4

Fully integrated, well invested poultry production platform



Fresh processing
UK added-value processing
EU added-value processing
Grandparent breeding grounds
Geographical location of grandparent breeding grounds in West-Europe we believe is the most secure in Europe with respect to biosafety and protection from disease
Ballymena
Dungannon
Craigavon
Dublin
Anwick
Ashbourne
Grantham
Peterborough
Huntingdon
Schagen
Marquise
Hénin-Beaumont
Orleans

- Long-term relationship with **800+ farmers**
- **7 hatcheries and 3 feed mills**
- **13 processing plants** in the UK, Ireland, France and the Netherlands
  - 4 fresh processing
  - 9 added-value processing
- Employing more than **12,000 people**

99

Strong commitment to food safety, welfare and quality standards Best in Class antibiotic stewardship Best in Class agri- infrastructure and welfare KPI measures Best in Class campylobacter performance Best in Class food security Best in Class research & horizon scan Determination Accountability Teamwork Integrity Relationships Mutual respect Approved by key legislative and third party bodies Trust Integrity Quality Food Safety 4 100

£1,394m £1,422m £1,442m £1,437m 2013 2014 2015 2016 £66m 5.2% £81m 6.3% £98m 7.0% £115m 8.1% 2013 2014 2015 2016 Track record of strong and sustained earnings growth Revenue (£m, FYE December) Adjusted EBITDA1 (£m, FYE December) Adjusted for Corporate Charges, Exceptional Items & SOX Costs Source: Company information, (MPHE Management accounts), stated based on IFRS accounting 5 101

Recent key strategic projects  Increase fresh slaughter capacity & efficiencies − c£36m investment increasing capacity by c1m birds per week  Increase hatchery capacity −New state-of-the-art hatchery in Newark commissioned in September 2017 delivering c2.4m chicks per week − Ashbourne hatchery extension increasing capacity to 1.2m chicks per week Newark new hatchery Significant capital investment in capacity and efficiency improvements Operational excellence – strategic investment in modern facilities Source: NFU Poultry Housing Age Survey (data based on 000’s m2 as of 2015, rebased on 2017); Moy Park internal information 17% 45% Industry Moy Park % of Poultry Sheds 9 Years Old and Under 6 102

• Strong track record of cost reduction, with US $50m of net improvements targeted over next two years • Fundamental principles: – Established Governance programme – Identification of ‘best’ performance versus ‘average’ performance – the gap – Target setting to close % of the gap – the goal – Rigorous daily work routine management – PDCA – Identify new ‘best’ performance and then repeat • Workstreams established in Agriculture, Operations and Procurement have all consistently outperformed stretching targets • Significant future opportunities still exist and are being actively progressed Approach Operational Excellence – The ‘Being the Best’ programme 6 ACT PLAN DO CHECK 103

Future Opportunities £38m [$50m] ACT PLAN DO CHECK Operational Excellence – The ‘Being the Best’ programme £19 m £11 m £8m Factory Operations Agriculture Procurement Target Area Value Yield & Giveaway £10m Productivity £9m New Hatchery £5m Agriculture £6m Sourcing £5m Specification £3m Total £38m Total $50m 6 104

VISION REVENUE & MARKET SHARE NEW BUSINESS & INTERNATIONAL FOODS EFFECTIVE EFFICIENT & SAFE ORGANISATION HIGH PERFORMING PEOPLE & TEAMS PROFITABILITY & CASHFLOW Become the best and most respected company in our industry, creating the opportunity of a better future for our team members Be a leading and highly regarded European food company Provide fresh high quality locally farmed poultry Provide complementary convenience food products and brands to customers and consumers Be the most safe, effective and efficient organisation of our kind in the industry Our strategy: Focus Together 105

JOE WALDBUSSER

107 CASH CORN OMAHA, NE Shared on 9/20/17 Source: USDA-WASDE 3.580 3.130 3.220 4.090 2.900 4.110 3.370 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 1/ 8 1/ 22 2/ 5 2/ 19 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 US D / B U 2017 2016 2015 '12-'16 Avg CME '17/18

108 CASH SOYBEAN MEAL DECATUR, IL Source: USDA-WASDE 346.700 285.600 297.900 263.200 413.300 396.500 200 250 300 350 400 450 500 1/ 8 1/ 22 2/ 5 2/ 19 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 US D / T on 2017 2016 2015 '12-'16 Avg CBOT '17 CBOT '18 Shared on 9/20/17

109 AUGUST TEMPS ONE OF THE COOLEST ON RECORD Average Temperature (F): Departure from Mean: Aug 1-Aug 30, 2017 SOURCE: Midwestern Regional Climate Center, cli-MATE: MRCC Application Tools Environment, Generated at 9/12/17 12:27:38 PM CDT Shared on 9/20/17

110 DRIEST AREAS OF BELT RECEIVE THE BEST RAINS % of Normal Precip: Over 30 Days Ending 12 UTC/Sept. 6, 2017

111 US CORN STOCKS REMAIN IN SURPLUS • US corn yield projected at 169.9 bushels/acre vs market estimates of 167.9 • US stocks projected at 59.3 million tons on par with 2016/17 Shared on 9/20/17

112 SOYBEAN STOCKS INCREASING DESPITE DEMAND • US soybean yield projected at 49.9 bushels/acre vs market estimates of 48.7 • US and global stocks projected to increase in 17/18 despite growing Chinese import demand Shared on 9/20/17

LASTON CHARRIEZ

114 OBSERVATIONS & OPPORTUNITIES • Pilgrim’s is a fantastic opportunity • The audacity to think bigger. Deliver brands and provide retailers with solutions for all their Poultry needs, from Private Label to branded options • Cross-pollination and expansion of great ideas across organization • Create FRUGAL INNOVATION: Improving product quality at more accessible price points Shared on 9/20/17

115 Alimentos procesados Winning By providing the BEST consumer/customer value equation— better than our competitors…sustainably and profitably. THE BEST VALUE EQUATION Shared on 9/20/17

116 OUR CONSUMER SEGMENTATION DRIVES INNOVATION; DELIVERS VALUE Cooking Avoiders Protein Seekers Convenience Seekers Family Pleasers Inspiration Seekers SOURCE: Protein Consumer Segmentation Study - TNS and The Futures Company – Fall 2015 - n =5,000 Shared on 9/20/17

117 BRANDS FILL DIFFERENT CONSUMER NEEDS LESS HEALTH SOURCE: Protein Consumer Segmentation Study – TNS and The Futures Company – Fall 2015 - n =5,000 Shared on 9/20/17

118 …FOR USAGE AND ATTITUDES SOURCE: Protein Consumer Segmentation Study – TNS and The Futures Company – Fall 2015 - n =5,000 Shared on 9/20/17

119 Fortify Home Gain Market Share Better Fresh, Straightforward, Fun with a Bit of Attitude Wholesome fresh chicken and better-for-you value-added products for trusted convenience Eating Occasions National Expansion Best Simple, Empowering, Inspirational Premium quality fresh chicken with leading health attributes and simple, clean convenience products Lifestyle, Creating BRAND STRATEGIES ALIGN WITH CONSUMERS Market Strategy Fortify Home Gain Market Share National Expansion Portfolio Role Better Best Tone Fresh, Straightforward, Fun with a Bit of Attitude Simple, Empowering, Inspirational Product Position Wholesome fresh chicken and better-for-you value-added products for trusted convenience Premium quality fresh chicken with leading health attributes and simple, clean convenience products Tagline Marketing Focus Eating Occasions Lifestyle, Creating PRIMARY Consumer Segments SECONDARY Protein Seekers Inspiration Seekers Family Pleasers Convenience Seekers Cooking Avoiders Shared on 9/20/17

120 Alimentos procesados Sustainable competitive advantage Differentiation Production Efficiency • Deep and holistic understanding of customers • Intensive brand building • Jealous guarding of customers • Commitment to Frugal Innovation • Systemic understanding of costs / costs drivers • Relentless reduction of costs • Commitment to standardization. NET MARGIN Winning THE BEST VALUE EQUATION Shared on 9/20/17

121 9.8% 3.9% 3.8% 3.6% 3.5% 3.5% 3.4% 3.3% 3.3% 3.3% 3.2% 3.1% 3.1% 3.0% 2.9% 2.8% 2.8% 2.7% 2.7% 2.6% 2.5% 2.5% 2.5% 2.5% 2.4% 2.4% 2.3% 2.3% 1.9% 1.8% 1.7% 1.7% 1.6% 1.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FEATURE IMPORTANCE SCORES Chart shows the RANGE of each feature’s impact on purchase-- calculated by subtracting the highest from the lowest scores. Shared on 9/20/17

Capabilities

SUPPORT CORE CAPABILITIES TO WIN



Deep Understanding of Consumers
Creating and Building Brands
Innovating R & D Technology*
Strategic alliances with Customers and Suppliers
Global Expertise & Know -How

Pilgrim's
Shared on 9/20/17
122

123 FRUGAL INNOVATION = IMPROVING PRODUCT QUALITY AT MORE ACCESSIBLE PRICE POINTS • Value is often misinterpreted as “Managing Pricing” or “Cost of Goods” • Use of the word ‘value’ revolves around the “price/benefit” relationship offered to consumers, shoppers and customers • The relationship that needs to be understood is between “perceived” benefits vs. “perceived” price, as it is perception that drives decision making Shared on 9/20/17

124 CREATING MARKET VALUE: 3W’S • Different people value different things • Managing “fair value” for a brand requires a clear understanding of ─ WHO you are targeting ─ WHAT they value within the category in which the brand is operating ─ WHY they value it (what NEEDS does it address) WHO WHAT Where When How WHY Geography - Demographics Socioeconomics Psychographics Needs Behavior Shared on 9/20/17

125 • The development of product, price and activation strategies are not developed in isolation, but also recognize how they work together to influence value • The purpose of each lever is to understand how the product, price or activation can work together to create value for the consumer POINTS OF PARITY, DIFFERENCE & IRRELEVANCE Shared on 9/20/17

126 Alimentos procesados People Deep Unde rs ta n di n g o f Cons u m e rs C reati n g a n d Building B ra nd s Inno v at in g R & D Technology * Str a tegic all ia n ces w ith C u stomer s a n d Sup p lie rs G lo b a l Expe rti se & Know - Ho w CRITICAL TO WINNING/BECOMING THE BEST “Become the best and most respected company in our industry, creating the opportunity of a better future for our team members” Shared on 9/20/17

127 DIGITAL STRATEGY MAKE THEM AWARE DRIVE CONSIDERATION MAKE THEM ACT Local Targeting – reach a specific audience in a defined area (zip, geo, etc.) Brand Affinity Targeting – reach a specific audience based on behaviors and locations associated w/ your brand Proximity Targeting – engage your audience when they are within a certain distance from your store/product In-Store Targeting – engage an audience upon entry to your store Geo-Conquesting – drive action as consumers are preparing to make a choice w/ competitor Mobile Retargeting – retarget your audience to continue engagement FACT: People spend 2X as much time online as they did12 years ago. And offline marketing isn’t as effective as it used to be. Use online marketing techniques to achieve your goal(s). Shared on 9/20/17

128 LOCATION-BASED MEDIA: GEO-FENCING PILOTS Shared on 9/20/17

129 Just BARE Digital Marketing Strategy TARGETING • Demo • Market Protein Seekers Inspiration Seekers Shared on 9/20/17

130 TARGETING • Demo • Market Gold’n Plump Digital Marketing Strategy Cooking Avoiders Family Pleasers Convenience Seekers Shared on 9/20/17

131 https://www.cnbc.com/2017/01/30/online-grocery-sales-set-surge-grabbing-20-percent-of-market-by-2025.html https://www.cnbc.com/2017/06/21/dont-worry-wal-mart-amazon-buying-whole-foods-is-just-a-drop-in-the-bucket.html ON-LINE/DIGITAL GROCERY Shared on 9/20/17

FABIO SANDRI

133 OUR VISION AND STRATEGY Shared on 9/20/17

134 OUR VISION – HOW DO WE TRACK IT? Shared on 9/20/17

135 OUR VISION - MARKET VALUE Shared on 9/20/17

136 OUR VISION - TOTAL SHAREHOLDER RETURN $658 $274 *$100 invested on 12/25/11 in stock or 12/31/11 in index, including reinvestment of dividends. Indexes calculated on month-end basis. Peer Group includes Hormel Foods Corp, Sanderson Farms Inc. and Tyson Foods Inc. Copyright© 2017 Russell Investment Group. All rights reserved. Shared on 9/20/17

137 OUR VISION – OPERATIONAL BENCHMARKS 2011: PPC below AVG Co 2013: PPC better than AVG Based on Agristats C/lb profit Vision: The Best 2015: PPC Top Third Shared on 9/20/17

138 $5,656 $5,971 $6,336 $6,784 $7,027 $6,784 $6,358 $6,853 2010 2011 2012 2013 2014 2015 2016 2017 LTM U.S. Domestic PROGRESS REPORT – GROWTH …BOTH in the U.S. and Abroad 6 Years of Significant Growth … Note: 2012 sales adjusted to 52 weeks. $1,226 $1,565 $1,632 $1,627 $1,556 $1,396 $1,574 $3,531 2010 2011 2012 2013 2014 2015 2016 2017 LTM International (Export + Mexico + Europe) $6,882 $7,536 $7,968 $8,411 $8,583 $8,180 $7,931 $10,384 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF Total Sales 51% 21% 188% ($ in millions) ($ in millions) Note: 2012 sales adjusted to 52 weeks, figures may be off due to rounding. 2017 LTM PF sales comprised of $8,436mm from Pilgrim’s Pride, which is pro forma for a full year of GNP sales, and $1,948mm (£1,487mm) from Moy Park. Source: PPC Shared on 9/20/17

139 RELENTLESS PURSUIT OF OPERATIONAL EXCELLENCE >$1.0B cumulative operational improvements ’11–’16 2016 impacted by portfolio mix changes $174M targeted for 2017 Commitment at every level; using ZBB 2011 2012 2013 2014 2015 2016 2011 2012 2013 2014 2015 2016 -1.2c/lb. -0.4c/lb. -0.8c/lb. -1.4c/lb. +0.4c/lb. Yield Plant Cost $250 $125 $200 $180 [VALUE] $174 2012 2013 2014 2015 2016 2017 Target Operational Improvement +1.5% +0.9% +1.5% +0.8% +0.3% Source: PPC ($ in millions) Shared on 9/20/17

140 MANAGEMENT OF SG&A  De-layering: Closer to customers  Shared Service Center with JBS  Zero-Based Budget $0 $50 $100 $150 $200 $250 $300 $350 $400 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Reduced, Sustainable SG&A Levels 2.5%-3.0% 4.7% Source: PPC ($ in millions) Shared on 9/20/17

141 PROGRESS REPORT – RESULTS …and Profitability Growing Volume… 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF Volume $482 ($147) $398 $810 $1,352 $1,214 $899 $1,192 2010 2011 2012 2013 2014 2015 2016 2017 LTM PF Adj. EBITDA ($ in millions) (MM lbs.) Note: 2012 Lbs. adjusted to 52 weeks as fiscal 2012 contained 53 weeks. Adjustment was to reduce lbs. by 1/53 rd. 2017 LTM PF data includes Moy Park. 2017 LTM EBITDA includes $50m expected synergies. 35% 147% Source: PPC EBITDA Margin 7.0% (2.0%) 5.0% 9.6% 15.8% 14.8% 11.3% 11.5% Shared on 9/20/17

142 PROGRESS REPORT – FREE CASH FLOW $250 $350 $750 $880 $826 $480 2011 2012 2013 2014 2015 2016 Close Management of working capital Strong Cash Flow generation Net debt / LTM EBITDA 1.1X as of June 2017 Significant room for growing the company Cash Flow Generation ($ in millions) Source: PPC Shared on 9/20/17

143 GROWING THROUGH INVESTING IN OUR BUSINESS Source PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. $1B invested in the last 6 years  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by bringing more differentiated portfolio. Capex (US$M) Shared on 9/20/17

144 GROWING IN U.S. THROUGH ACQUISITIONS – GNP Cold Spring Plant Arcadia Plant Luverne Plant Arcadia Hatchery Arcadia Feed Mill and Elevator Gold’n Plump Barn owned by a Family Farm Partner ARCADIA PROCESSING PLANT Cold Spring Plant Arcadia Plant Luverne Plant Arcadia Hatchery Arcadia Feed Mill and Elevator Gold’n Plump Barn owned by a Family Farm Partner LUVERNE VALUE-ADDED PROCESSING PLANT LUVERNE VALUE-ADDED PLANT COLD SPRING PROCESSING PLANT ARCADIA PROCESSING PLANT Expanded Geography Differentiated Brands  Fresh & Frozen  Multiple Channels  Medium-size Bird for Retail Tray Pack  Small-Bird Strategy for Deli & Foodservice  Vertically Integrated, State-of-the-Art  Operationally Flexible  Plants: • 2 Primary Processing • 1 Further Processing  2 Hatcheries, 2 Feed Mills Expected Synergies of $30MM Shared on 9/20/17

145 GROWING IN MEXICO  Diversified product mix from commodity to prepared branded products, including premium Pilgrim’s brand Geographic Diversity Product Diversity Growth Opportunity  New complex in Veracruz – starting with 100K live chicken/week growing to 500K in 2 years  Strong player in central and north regions  Demand growth for chicken Shared on 9/20/17

146 GROWING IN MEXICO, CONT. Acquisition in Mexico at end of Q2 2015: – Initial estimate of $30MM in synergies – Actual synergies of $50MM and the acquired asset is performing at the same level as the legacy – Cross-learning and benchmarking benefiting both new and legacy asset results Shared on 9/20/17

147 GROWING INTO DIFFERENT GEOGRAPHIES Value Creation Capital Structure    Synergy opportunities of $50MM  Yields, productivity and sourcing  Immediately accretive to EPS  $10c/ share based on current results and full acquisition in debt  $25c/share expected for 2018 based on capturing 50% of the synergies and actual increase in debt giving cash on hand  Pilgrim’s strong cash flow generation and the additional cash flow resulting from the acquisition will allow the Company to maintain its strong balance sheet  Pro forma leverage of 2.2X and expectation of less than 2X LTM EBITDA after Q3  Continued financial flexibility  Constant search for shareholder value creation through improving capital structure and growth Shared on 9/20/17

148 CREATING A STRONGER PORTFOLIO Europe 19% US 65% Export 3% Mexico 13% 2017 LTM PF Sales $10,384mm(1) Pro Forma Sales by Geography Fresh 65% Prepared/ Value-added 27% Export and Other 8% Pro Forma Sales by Product 2017 LTM PF Sales $10,384mm(1) Note: 1. 2017 LTM Pro forma sales comprised of $8,436mm from Pilgrim’s Pride, which is pro forma for a full year of GNP sales, and $1,948mm (£1,487mm) from Moy Park. Shared on 9/20/17

149 • Better, more stable results: Variable compensation • Healthy company growing and creating new opportunities • Attract the best teams, suppliers, partners, customers and investors • Pride of being the BEST! OUR VISION - BETTER FUTURE FOR TEAM MEMBERS! Shared on 9/20/17

EDUARDO NORONHA

151 PILLARS TO SUPPORT OUR STRATEGY PEOPLE QUALITY MAINTENANCE ENVIRONMENT METHOD Shared on 9/20/17

152 SAFE People – A Condition/Results & Methods The safety of our team members is a condition. We continually outperform the industry AND expect continuous improvement.  Occupational Health and Safety Programs  Safety Leadership Committee  Training and Education  Prevention  Audits  Corrective Actions PILGRIM’S DART, TRIR & SEVERE INCIDENTS VS. POULTRY PROCESSING INDUSTRY AVERAGE RES U LT S METHOD S Shared on 9/20/17

153 At Pilgrim’s, we: • Understand the responsibility that comes with being a major employer in rural America • Work hard to contribute to the well-being of these communities by providing gainful employment opportunities and maintaining a sustainable workforce. Our TEAM, our COMMUNITIES Shared on 9/20/17

154 From 2010-2015, we outperformed 8 out of 9 of our 2010 goals, reducing: • energy use by 28% • water use by 34% • greenhouse gas emissions by 33% ENERGY, WATER & EMISSIONS STRONG Team  Strong Results: ENVIRONMENT Our sustainable and solid financial results came from the outstanding engagement of our 41,000 Team Members in any aspect of our business. Shared on 9/20/17

155 From 2010 to 2015, we: • reduced our solid waste by 44% • increased our recyclable packaging by 40% • reduced our packaging per unit of production by 25% STRONG Team  Strong Results: ENVIRONMENT, cont. WASTE & PACKAGING Shared on 9/20/17

BILL LOVETTE

157 Shared on 9/20/17 PILGRIM’S PROGRESS ON DELIVERING OUR VISION TO BE THE BEST THROUGH OPERATIONAL EXCELLENCE & ACQUISITIONS Closing GAPS Expanding TARGET U.S. Focus

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